                                                                  Exhibit 10(gg)

                                PROMISSORY NOTE
                                ---------------

$25,000,000                                            Dated:  September 1, 2000


         FOR VALUE RECEIVED, the undersigned, GGP LIMITED PARTNERSHIP, a Delaware limited partnership, and GGPLP L.L.C., a Delaware limited liability company (collectively, the "Borrower"), jointly and severally, HEREBY PROMISE TO PAY to the order of BAYERISCHE Hypo- und Vereinsbank, NEW YORK BRANCH (the "Lender"), on the Maturity Date, the aggregate principal amount (or so much thereof as is then outstanding) of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000), which is the total amount of the Loans made by the Lender to the Borrower pursuant to that certain Credit Agreement dated as of July 31, 2000, by and among the Borrower, the Lender, and the other financial institutions from time to time parties thereto as Lenders and Bank of America, N.A., as Administrative Agent (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

         The Borrower further promises to pay interest on the unpaid principal amount of each Loan from the date advanced until such principal amount is paid in full, at such interest rates (which shall not exceed the maximum rate permitted by Illinois law), and at such times, as are specified in the Credit Agreement.

         All payments of principal and interest in respect of this Promissory Note shall be made to the Administrative Agent in lawful money of the United States of America in same day funds for the account of the Lender in accordance with the terms of the Credit Agreement. Each Loan made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender on its books and records and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on a schedule to be attached hereto by the Lender and thereby made a part hereof, or on a continuation of such schedule to be attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Promissory Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of the terms and conditions under which this Promissory Note may be prepaid or the Obligations accelerated or extended. The terms and conditions of the Credit Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Promissory Note shall become, and upon the occurrence and during the continuance of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         Demand, presentment, diligence, protest and notice of nonpayment are hereby waived by the Borrower.

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

         IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

                             GGPLP L.L.C., a Delaware limited liability company

                             By:    GGP LIMITED PARTNERSHIP, a
                                    Delaware limited partnership, its sole
                                    managing member

                             By:    GENERAL GROWTH PROPERTIES, INC.,
                                    a Delaware corporation, its sole general
                                    partner

                             By: ___________________________________________
                             Name:  Bernard Freibaum
                             Title: Executive Vice President


                               GGP LIMITED PARTNERSHIP, a Delaware limited partnership

                               By:    GENERAL GROWTH PROPERTIES, INC.,
                                      a Delaware corporation, its sole general
                                      partner

                               By: ___________________________________________
                               Name:  Bernard Freibaum
                               Title: Executive Vice President

                                      -2-